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SECURITY LIFE
ING Group



December 30, 1995



Dear Policyholder:

We appreciate your selecting Security Life to assist with your life insurance and annuity needs. Enclosed is the semi-annual report for Van Eck Associates Corporation, containing financial information Van Eck's Gold & Natural Resources Funds and the Worldwide Balanced Fund. As you know, these are two of the investment options available through your Security Life variable policy.

Security Life is committed to maintaining the financial strength that you expect from your life insurance carrier. To that end, we are pleased to report that in 1995 our industry ratings--which relate to the company's claims-paying ability-- remain high: A+ from Best's, AAA from both Duff & Phelps and Standard & Poor's, A from Weiss Research, and Aa2 from Moody's.

We remain deeply committed to honoring our obligation to policyholders. As 1996 unfolds, Security Life and our five fund-manager partners will continue to challenge ourselves to provide the kind of protection and service you deserve. We appreciate the opportunity to assist you with quality products and services and look forward to our continued association.

Sincerely,


/s/: Stephen M. Christopher


Stephen M. Christopher
President



                   Security Life of Denver Insurance Company
1290 Broadway               Denver, CO 80203-5699            Phone: 303-860-1290